CONFIDENTIAL TREATMENT
                                                              PREVIOUSLY GRANTED

                          TECHNOLOGY PURCHASE AGREEMENT

     THIS AGREEMENT, made and entered into this 31st day of July, 1995, by and between ALBEMARLE CORPORATION, a Virginia corporation having an office at 451 Florida Street, Baton Rouge, Louisiana 70801 (hereinafter "ALBEMARLE"), and MEMC ELECTRONIC MATERIALS, INC., a Delaware corporation having offices at 501 Pearl Drive (City of O'Fallon), P. O. Box 8, St. Peters, Missouri, 63376 (hereinafter "MEMC"):

                                   WITNESSETH

     WHEREAS, ALBEMARLE has entered into an Asset Purchase Agreement to transfer certain assets relating to the manufacture, use and sale of polysilicon and other electronic materials;

     WHEREAS, the Asset Purchase Agreement provides in Section 3.1 that ALBEMARLE will assign technology and patent rights relating to the manufacture of silane and silicon tetrafluoride;

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements hereinafter set forth, the parties agree as follows:

                             ARTICLE 1 - DEFINITIONS

     1.01 "Affiliate" shall have the same meaning as set forth in the Asset Purchase Agreement.

     1.02 "Closing Date" shall have the same meaning as set forth in the Asset Purchase Agreement.

     1.03 "Deemed Quantity" shall have the meaning set forth in Section 2.03(a) of the Seller Technology License Agreement.

     1.04 "Licensed Silane" means silane which is made by or with the use of, or is used in accordance with an invention defined by one or more claims of the Silane Patent Rights or is made using the Silane Manufacturing Technology.

     1.05 "MEMC Pasadena" shall mean MEMC Pasadena Inc., a Delaware corporation having offices at 3000 N. South Street, Pasadena, Texas, 77503.

     1.06 "Polysilicon Manufacturing Technology" shall have the same meaning as set forth in the Seller Technology License Agreement.

     1.07 "Polysilicon Patent Rights" shall have the same meaning as set forth in the Seller Technology License Agreement.

     1.08 "Polysilicon Plant" shall have the same meaning as set forth in the Seller Technology License Agreement.

     1.09 "Silane Benchmark" shall mean [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC] metric tons of silane unless the combined capacity of the Polysilicon Plant and any other polysilicon plant in connection with which ALBEMARLE has been notified pursuant to Section 2.03 of the Seller Technology License Agreement exceeds [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC] metric tons of polysilicon per year, in which event the "Silane Benchmark" shall mean the multiplication product of the combined capacity of such plants and 1.5. For purposes of illustration, if the combined capacity of such plants is [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC] metric tons, the Silane Benchmark shall be [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC] metric tons of silane [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC].

     1.10 "Silane Manufacturing Technology" means all processes, trade secrets, inventions, discoveries, improvements, know-how, and manufacturing, engineering, research, development, and testing information and other technical information, whether or not patentable, developed, used, currently in use, or currently planned for use by ALBEMARLE in manufacturing silane by reacting sodium aluminum hydride (NaA1H4) with silicon tetrafluoride (SiF4). The Silane Manufacturing Technology shall not include information received by ALBEMARLE from third parties under the secrecy agreements identified in Schedule I-A (attached to Exhibit I - Seller Technology License Agreement) unless authorized by such agreements or such agreements are assigned to MEMC.

     1.11 "Silicon Tetrafluoride Manufacturing Technology" means all processes, trade secrets, inventions, discoveries, improvements, know-how, and manufacturing, engineering, research, development, and testing information and other technical information, whether or not patentable, developed, used, currently in use, or currently planned for use in manufacturing silicon tetrafluoride (SiF4) at the facility in Uncle Sam, Louisiana, to the extent owned by ALBEMARLE, which is prepared by reacting fluorosilicic acid (H2SiF6) with sulfuric acid. The Silicon Tetrafluoride Manufacturing Technology shall not include information received by ALBEMARLE from third parties under the secrecy agreements identified in Schedule I-A (attached to Exhibit I - Seller Technology License Agreement) unless disclosure to MEMC is authorized by such agreements or such agreements are assigned to MEMC.

     1.12 "Silane Patent Rights" means the patents listed in Schedule PAT-1 attached hereto and made a part hereof, including all continuations and continuation-in-part patents, divisionals, reissues and reexamined patents derived from those listed.

     1.13 "Sodium Aluminum Hydride Manufacturing Technology" shall have the same meaning as set forth in the Seller Technology License Agreement.

     1.14 "Sodium Aluminum Hydride Patent Rights" shall have the same meaning as set forth in the Seller Technology License Agreement.

     1.15 "Security Agreement" shall have the same meaning as in the Asset Purchase Agreement.

     1.16 "Event of Default" shall have the same meaning as in the Security Agreement.

                             ARTICLE 2 - ASSIGNMENT

     2.01 ALBEMARLE, for valuable consideration, the receipt of which is hereby acknowledged, does hereby sell, assign, transfer, convey and set over unto MEMC its entire right, title and interest in and to the Silane Manufacturing Technology and Silicon Tetrafluoride Manufacturing Technology, together with any rights of action for unauthorized use of the Silane Manufacturing Technology and Silicon Tetrafluoride Technology occurring on or after the Closing Date, the same to be held and enjoyed by MEMC for its own use and behalf, and for the use and behalf of its successors, assigns or other legal representatives. If an Event of Default occurs and is continuing, ALBEMARLE shall have the right to terminate and revoke all rights granted pursuant to this Section 2.01 upon written notice to MEMC and MEMC Pasadena and, in such event, MEMC and MEMC Pasadena shall cease any further use of the technology and patent rights assigned under this Section 2.01 and shall, at the request of ALBEMARLE, convey their rights in such technology and patent rights back to ALBEMARLE and shall execute such documents as may be necessary to record the reconveyed rights, any expenses connected with such reconveyance and recording to be borne by ALBEMARLE.

     2.02 ALBEMARLE, for valuable consideration, the receipt of which is hereby acknowledged, does hereby sell, assign, transfer and set over unto MEMC the entire right, title and interest in and to the Silane Patent Rights, the same to be held and enjoyed by MEMC for its own use and behalf, and for the use and behalf of its successors, assigns, or other legal representatives, to the end of the terms thereof, together with all claims for profits and damages by reason of infringement of said Patents occurring on or after the Closing Date, including the right to sue for and collect the same for its own use and behalf, and for the use and behalf of its successors, assigns, or other legal representatives. To enable MEMC to record its interest therein, ALBEMARLE shall additionally execute the recordable assignment which is attached hereto as Schedule R-A and other recordable forms of the Assignment as MEMC may reasonably request. If an Event of Default occurs and is continuing, ALBEMARLE shall have the right to terminate and revoke all rights granted pursuant to this Section 2.02 upon written notice to MEMC and MEMC Pasadena and, in such event, MEMC and MEMC Pasadena shall cease any further use of the technology and patent rights assigned under this Section 2.02 and shall, at the request of ALBEMARLE, convey their rights in such technology and patent rights back to ALBEMARLE and shall execute such documents as may be necessary to record the reconveyance rights, any expenses connected with such reconveyance and recording to be borne by ALBEMARLE.

     2.03 This Assignment does not include rights of action for unauthorized use of the Silane Manufacturing Technology, Silicon Tetrafluoride Manufacturing Technology and Silane Patent Rights occurring prior to the Closing Date which rights are retained by the assignor hereunder.

     2.04 ALBEMARLE makes no representations or warranties with respect to technology and patent rights assigned hereunder other than the representations and warranties set forth in Section 4.28 of the Asset Purchase Agreement.

     2.05 MEMC agrees to provide ALBEMARLE with prompt notice in writing prior to or upon taking any of the following actions:

     (a) in any calendar year producing more than [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC] metric tons of silane in the Polysilicon Plant (notice being required in each such year when production exceeds such quantity unless the capacity of the plant was expanded and for which notice was given pursuant to subpart (c) of this section 2.05),

     (b) granting any right to a third party to use the Silane Manufacturing Technology, Silicon Tetrafluoride Manufacturing Technology and Silane Patent Rights to manufacture silane, or

     (c) expanding the capacity of the Polysilicon Plant beyond that required to produce [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC] metric tons of silane, or building a new silane plant to manufacture silane using the Silane Patent Rights or the Silane Manufacturing Technology.

     2.06 In partial consideration for the rights granted herein, for each kilogram of Licensed Silane which is manufactured in a calendar year at the Polysilicon Plant or another plant owned by MEMC, MEMC PASADENA or an Affiliate, successor, licensee or assign of any of them in excess of the Silane Benchmark and which is sold or otherwise transferred by any of them during the fifteen
(15) year period immediately following the Closing Date, Albemarle shall receive a royalty of [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC]. The obligation to pay royalties to Albemarle pursuant to this Section 2.06 shall terminate fifteen years from the Closing Date. All royalties due Albemarle pursuant to this Section 2.06 shall be paid to Albemarle within thirty (30) days following the close of the calendar quarter in which the sale of the royalty-bearing product occurred.

     2.07 If at any one or more times MEMC or MEMC PASADENA (or either of their Affiliate(s), successor(s), licensee(s) or assign(s)) transfers any of the Silane Patent Rights, Silane Manufacturing Technology or Silicon Tetrafluoride Manufacturing Technology by way of license, sale or otherwise, to any third party within fifteen years of the Closing Date, then ALBEMARLE shall be paid by MEMC for each such transaction the cash equivalent of one-half of any value (whether such value is in terms of cash compensation, supply or barter of product or technology, cross licensing of technology or any other value of any kind) received by or to be received by MEMC or MEMC PASADENA (or either of their Affiliate(s), successor(s), licensee(s) or assign(s)) within fifteen years of the Closing Date for the transfer or the licensing of such patent rights or technology, such one-half share (in its cash equivalent) to be paid to ALBEMARLE within thirty (30) days from the receipt by MEMC or MEMC PASADENA (or either of their Affiliate(s), successor(s), licensee(s) or assign(s)) of such cash or such other value (whether such value is in terms of supply or barter of product or technology, cross licensing of technology or any other value of any kind). Notwithstanding the foregoing, in the event such a third party pays value for such a transfer of rights, some of which is paid within fifteen years and some of which is paid more than fifteen years after the Closing Date, ALBEMARLE and MEMC shall, upon the request of either party, negotiate in good faith such that ALBEMARLE and MEMC shall receive a fair and equitable portion (in cash equivalent) of the value paid, taking into account the extent to which the timing of the value paid by the third party corresponds to the timing of the value received by the third party. In conducting such negotiations, the parties shall use in their consideration the premise that ALBEMARLE is 50% owner of the Silane Patent Rights, Silane Manufacturing Technology and Silicon Tetrafluoride Manufacturing Technology and that it is contemplated by ALBEMARLE and MEMC that the Polysilicon Patent Rights, Polysilicon Manufacturing Technology, Sodium Aluminum Hydride Patent Rights, Sodium Aluminum Hydride Manufacturing Technology, Silane Patent Rights, Silane Manufacturing Technology and Silicon Tetrafluoride Manufacturing Technology were valued, as of the Closing Date, [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC]. MEMC and ALBEMARLE agree to use such contemplated value as a basis for their negotiations, provided, however, that if ALBEMARLE or MEMC can demonstrate in good faith that such contemplated value is not the actual value at the time of such negotiations, then that party may address that issue as part of the negotiations. Failing agreement upon a mutually acceptable portion to be paid to ALBEMARLE, then MEMC and ALBEMARLE shall submit the matter to arbitration in accordance with the provisions of Section 4.04.

                               ARTICLE 3 - NOTICES

     Any notice provided for herein to be given in writing shall be by registered or certified mail addressed or by facsimile to the respective parties at their addresses set forth below or at such other address or addresses as such parties may from time to time designate in written notice to the other:

         ALBEMARLE:
                                    Albemarle Corporation
                                    451 Florida Street
                                    Baton Rouge, Louisiana 70801
                                    Attention:  Law Department

         MEMC:
                                    MEMC Electronic Materials, Inc.
                                    501 Pearl Drive (City of O'Fallon)
                                    Post Office Box 8
                                    St. Peters, Missouri 63376
                                    Phone:  (314) 279-5000
                                    Facsimile:  (314) 279-5158

                                    Attention:  Vice President, Technology

                               ARTICLE 4 - GENERAL

     4.01 This Agreement, the Seller Technology License Agreement, the Asset Purchase Agreement and the MEMC Technology License Agreement set forth the entire agreement and understanding of the parties with respect to the subject matter hereof. No representation, promise, inducement or statement of intention relating to the subject matter contemplated by this Agreement has been made by any party which is not set forth in this Agreement or in the documents referred to herein.

     4.02 This Agreement may be amended, superseded or canceled only by a writing specifically referring to this Agreement and signed by the duly authorized representative of both parties.

     4.03 This Agreement shall be governed by the law of the State of Texas, excluding the conflicts of laws provisions thereof to the extent such laws would dictate application of the laws of another jurisdiction.

     4.04 For any matter which is designated in this Agreement as being subject to arbitration, the parties shall, unless agreed otherwise, submit any disputes for settlement and determination by arbitration under the then-current Commercial Arbitration rules of the American Arbitration Association. The panel for such arbitration shall consist of three (3) arbitrators, each of whom shall be attorneys with at least ten (10) years of experience before the Bar of any state in commercial matters. The arbitration shall be held in Houston, Texas. The costs and expenses of the arbitration shall be shared as determined by the arbitration panel. Discovery will be allowed both parties before the arbitration hearing in accord with the Federal Rules of Civil Procedure and the hearing shall be conducted consistent with the Federal Rules of Evidence. The decision and award of the panel shall be in writing with reasons provided and shall be final and binding. The award so rendered may be entered in any court having jurisdiction thereof for confirmation and enforcement.

     4.05 Each party agrees to execute or cause to be executed any documents reasonably required to grant or otherwise perfect the rights purported to be granted herein, provided, however, that neither party shall be required by this section to enter into any transaction with a third party. Any out-of-pocket expenses incurred under this Section shall be reimbursed by the party requesting such services.

     IN TESTIMONY WHEREOF, MEMC and ALBEMARLE have caused this instrument to be signed by their duly authorized representatives, and ALBEMARLE has caused its corporate seal to be hereto affixed on the date first written above.

                                        ALBEMARLE CORPORATION

                                        By:  /s/ Thomas Avant
                                        ----------------------------------------
                                        Title:  Senior Vice President, Finance

                                        MEMC ELECTRONIC MATERIALS, INC.

                                        By:  /s/ John DeLuca
                                        ----------------------------------------
                                        Title:  Corporate Vice President

                                  Schedule 1-A

Name                                        Type

Ahmet Baysar                        Secrecy - Production high purity silicon in
                                            fluidized bed using microwaves

M. P. Dudukovic                     Consulting/Secrecy - Field of chemical
                                    engineering; discussions re fluid bed model for silane decomposition

M. P. Dudukovic                     Consulting - Multiphase reactors

M. P. Dudukovic                     Consulting - Silicon Crystal Pulling

M. P. Dudukovic                     Consulting/Secrecy - Field of chemical
                                    engineering; discussions re fluid bed model for silane decomposition

Donald C. Freshwater                Consulting/Secrecy - manufacturing poly-
                                    silicon

L. J. Giling                        Consulting - semiconductor materials

L. J. Giling                        Consulting - semiconductor materials

L. J. Giling                        Consulting - one year extension re MOCVD
                                    agreement

L. J. Giling                        Consulting - semiconductor materials and
                                    MOCVD

L. J. Giling                        Consulting - metal organic chemical vapor
                                    deposition (MOCVD) of III-V compounds

James L. Kuester                    Secrecy - Production high purity silicon in
                                    fluidized bed using microwaves

F. F. Lange                         Consulting - polysilicon and silicon
                                    carbide ceramics

David C. Look                       Consulting - semiconductor materials

Robert C. Wright                    Secrecy - covering consultations re Ethyl's
                                    polysilicon project

Frederick A. Zenz                   Consulting - Polysilicon manufacturing

                                 Schedule PAT -1

                              Silane Patent Rights
Case                                        Appn.             Filing            Patent           Issue
Number          Country        Status       Number            Date              Number           Date
---------------------------------------------------------------------------------------------------------

EM-4978           USA          Issued       353,491           03/01/82          4,395,389        07/26/83

EM-4978+          Italy        Granted      19839A/83         03/01/83          1,161,630        03/18/87

EM-4978+          Taiwan       Granted      7,210,785         03/16/83          NI-20745         10/13/84

EM-4978+          Japan        Granted      501471/83         02/28/83          1585827          10/31/90

EM-4978+          Gerwe        Granted      P3334297.0        02/28/83          3334297          11/30/89

EM-5155           USA          Issued       566,279           12/28/83          4,532,120        07/30/85

EM-5155           Canad        Granted      479,345           04/17/85          1,224,013        07/14/87

EM-5155           Japan        Granted      141426/85         06/28/85          1,531,608        11/24/89

EM-5155           EPO          Granted      85-302974.2       04/26/85          0198971          02/22/89

EM-5155           Austr        Granted      85-302974.2       04/26/85          0198971          02/22/89

EM-5155           Belgm        Granted      85-302974.2       04/26/85          0198971          02/22/89

EM-5155           Franc        Granted      85-302974.2       04/26/85          0198971          02/22/89

EM-5155           Gerwe        Granted      85-302974.2       04/26/85          P3668323.6       02/22/89

EM-5155           Italy        Granted      85-302974.2       04/26/85          0198971          02/22/89

EM-5155           Lxmb         Granted      85-302974.2       04/26/85          0198971          02/22/89

EM-5155           Holln        Granted      85-302974.2       04/26/85          0198971          02/22/89

EM-5155           Swedn        Granted      85-302974.2       04/26/85          0198971          02/22/89

EM-5155           Switz        Granted      85-302974.2       04/26/85          0198971          02/22/89

EM-5155           Unikn        Granted      85-302974.2       04/26/85          0198971          02/22/89

EM-5340           USA          Issued       609,812           05/14/84          4,554,141        11/19/85

EM-5128-A         USA          Issued       701,947           02/15/85          4,632,816        12/30/86

EM-5128           Canad        Granted      443,087           12/12/83          1,225,230        08/11/87

EM-5128           Taiwn        Granted      72-14531          12/29/83          NI-24699         07/31/86

EM-5128           EPO          Granted      83-307568.2       12/13/83          0112151          01/20/88

EM-5128           Japan        Granted      500492/84         12/12/83          1,518,057        09/07/89

EM-5128           Franc        Granted      83-307568.2       12/13/83          0112151          01/20/88

EM-5128           Gerwe        Granted      83-307568.2       12/13/83          P3375386.5       01/20/88

EM-5128           Italy        Granted      83-307568.2       12/13/83          0112151          01/20/88

EM-5128           Holln        Granted      83-307568.2       12/13/83          0112151          01/20/88

EM-5128           Unikn        Granted      83-307568.2       12/13/83          0112151          01/20/88

EM-5563           USA          Issued       075,367           07/20/87          4,847,061        07/11/89

EM-5563           Canad        Granted      572,426           07/19/88          1,303,817        06/23/92

EM-5563           Japan        Published    178294/88         07/19/88

EM-5563           Korso        Published    9081/1988         07/20/88

EM-5563           Taiwn        Granted      77105191          07/28/88          NI49794          11/25/92

EM-5563           EPO          Granted      88-111068.8       07/11/88          0300320          10/06/93

EM-5563           Belgm        Granted      88-111068.8       07/11/88          0300320          10/06/93

EM-5563           Franc        Granted      88-111068.8       07/11/88          0300320          10/06/93

EM-5563           Gerwe        Granted      88-111068.8       07/11/88          P3884702.7       10/06/93

EM-5563           Italy        Granted      88-111068.8       07/11/88          0300320          10/06/93

EM-5563           Unikn        Granted      88-111068.8       07/11/88          0300320          10/06/93

EM-5563-A         USA          Issued       296,484           01/12/89          5,075,092        12/24/91

EM-5563-A         Canad        Pending      2,007,271         01/05/90

EM-5563-A         Japan        Published    2660/90           01/11/90

EM-5563-A         Korso        Published    90-283            01/11/90

EM-5563-A         Taiwn        Granted      79100909          02/07/90          NI48341          06/01/91

EM-5563-A         EPO          Granted      89-124115.0       12/28/89          0377900          06/30/93

EM-5563-A         Franc        Granted      89-124115.0       12/28/89          0377900          06/30/93

EM-5563-A         Gerwe        Granted      89-124115.0       12/28/89          P68907401        06/30/92

EM-5563-A         Italy        Granted      89-124115.0       12/28/89          0377900          06/30/93

EM-5563-A         Unikn        Granted      89-124115.0       12/28/89          0377900          06/30/93

EM-6158-A         USA          Issued       723,785           07/01/91          5,206,004        04/27/93

EM-6517           USA          Issued       859,146           03/27/92          5,211,931        05/18/93

EM-6517           Japan        Pending      517442/93         11/22/93

EM-6157-A         USA          Issued       873,461           04/24/92          5,290,342        03/01/94
